DELTA PETROLEUM CORPORATION


                   1995 NONEMPLOYEE DIRECTOR STOCK PLAN



1.       Purposes of the Plan

         The purposes of the 1995 Nonemployee Director Stock Plan of Delta Petroleum Corporation are to provide participating directors with additional incentives to improve the Company's performance by increasing the level of stock ownership by nonemployee directors, to reinforce the participating directors' role in enhancing stockholder value, and to provide an additional means of attracting and retaining nonemployee directors through the issuance of Stock Options under the Plan as compensation to Nonemployee Directors.

2.       Definitions

         When used herein, the following terms shall have the respective meanings set forth below:

         (a) "Annual Meeting of Stockholders" means the annual meeting of stockholders of the Company or any Participating Company at which directors of the Company or the Participating Company, as the case may be, are elected.

         (b)  "Board" means the Board of Directors of the Company.

         (c)  "Change in Control" shall mean:

              (i) a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act; or

              (ii) the occurrence of any of the following events:

                   (1) any Person, other than Aleron H. Larson, Jr., or Roger A. Parker, becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities; or

                   (2)  a majority of individuals who are
                   nominated by the Board of Directors for
                   election to the Board of Directors on any date, fail to be elected to the Board of Directors as a direct or indirect result of any proxy fight or contested election for positions on the Board of Directors; or

         (d) "Committee" means a committee whose members meet the requirements of Section 4(a) hereof, appointed from time to time by the Board to administer the Plan.

         (e) "Common Stock" means the common stock, $0.01 par value, of the Company.

         (f) "Company" means Delta Petroleum Corporation, a Colorado corporation, and any successor corporation.

         (g) "Employee" means any officer or employee of the Company or of any of its direct or indirect subsidiaries or affiliates (whether or not such subsidiary or affiliate participates in the Plan).

         (h)   "Exchange Act" means the Securities Exchange
Act of 1934, as amended.

         (i) "Nonemployee Director" or "Participant" means any person who is elected or appointed to the Board of Directors of any Participating Company and who is not an Employee.

         (j) "Participating Company" means the Company and any direct or indirect subsidiary or affiliate of the Company whose participation in the Plan has been approved by the Company and such subsidiary's or affiliate's Board of Directors.

         (k) "Plan" means the Company's 1995 Nonemployee Director Stock Plan as set forth herein, as it may be amended from time to time.

         (l) "Stock Option" means the Option to purchase shares of Common Stock to be granted to Nonemployee Directors for services rendered as a director of a Participating Company as provided in Section 6 hereof.

3.    Shares of Common Stock Subject to the Plan

      Subject to adjustment as provided in Section 8 below, the maximum aggregate number of shares of Common Stock that may be issued under the Plan is 310,000 shares. The Common Stock to be issued under the Plan will be made available from authorized but unissued shares of Common Stock, and the Company hereby reserves 310,000 shares of Common Stock for issuance pursuant to the Plan.

4.    Administration of the Plan

      (a) The Plan will be administered by the Committee, which will consist of two or more persons who are not eligible to participate in the Plan. Members of the Committee shall be members of the Board. The Company shall pay all costs of administration of the Plan.

      (b) Subject to the express provisions of the Plan, the Committee has and may exercise such powers and authority of the Board as may be necessary or appropriate for the Committee to carry out its functions under the Plan. Without limiting the generality of the foregoing, the Committee shall have full power and authority
(i) to determine all questions of fact that may arise under the Plan,, (ii) to interpret the Plan and to make all other determinations necessary or advisable for the administration of the Plan, and (iii) to prescribe, amend, and rescind rules and regulations relating to the Plan, including, without limitation, any rules which the Committee determines are necessary or appropriate to ensure that the Company, each Participating Company and the Plan will be able to comply with all applicable provisions of any federal, state or local law, including securities laws and laws relating to the withholding of taxes. All interpretations,, determinations, and actions by the Committee will be final, conclusive., and binding upon all parties. Any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote at a meeting of the Committee (at which members may participate by telephone) or by the unanimous written consent of its members.

      (c) Neither the Company, nor any other Participating Company,, nor any representatives, employees or agents of any Participating Company, nor any member of the Board or the Committee or designee thereof will be liable for any damages resulting from any action or determination made by the Board or the Committee with respect to the Plan or any transaction arising under the Plan or any omission in connection with the Plan in the absence of willful misconduct or gross negligence.

5.  Participation in the Plan

         (a) All Nonemployee Directors shall participate in the Plan, subject to the conditions and limitations of the Plan, so long as they remain eligible to participate in the Plan.

         (b) No Nonemployee Director shall be eligible for a Stock Option if, at the time said Stock Option would otherwise be granted, such Nonemployee Director (i) is directly or indirectly the beneficial owner of more than one percent of any class of equity security of the Company which is registered pursuant to
Section 12 of the Exchange Act or of any security convertible into or exercisable for such class of equity security (excluding shares covered by the Plan); or (ii) is an officer, director, 10% or greater shareholder, employee or agent of a person or entity which is directly or indirectly the beneficial owner of more than one percent of any class of equity security of the company which is registered pursuant to Section 12 of the Exchange Act or of any security convertible into or exercisable for such class of equity security
(excluding shares covered by the Plan). The compensation, if any, of any such non-eligible directors shall be determined by the Board.

6.       Determination of Stock Options

         (a) Stock options shall be determined for all Nonemployee Directors of the Company and all participating Companies on the date on which this Plan is approved by the Stockholders and thereafter in each subsequent calendar year during the term of the Plan on the later of the first business day immediately following each Annual Meeting of Stockholders of the Company or December 31. No Stock Option may be changed after it has been so determined, except pursuant to the Plan.
No Nonemployee Director shall be entitled to receive more than one Stock Option per year pursuant to the Plan even if such Nonemployee Director serves as a director for more than one Participating Company. The Stock Option shall be granted to each Participant by the Company or, if the Participant is not a Nonemployee Director of the Company, by the Participating Company for which a Nonemployee Director serves as a director.

         (b) Options shall be granted pursuant to the Plan to eligible Participants as follows:

          (i) Each Participant shall be granted an option for 7,500 shares of Common Stock, or, if a director for less than the prior 12 months, a pro rata portion of 7,500 shares of Common Stock based upon the number of months such Participant was a Nonemployee Director of the Company.

The exercise price of the Stock Options to be granted to Nonemployee Directors pursuant to the Plan shall be 50% of the Market Price as determined at the date of grant. The "Market Price" of a share of Common Stock under the Plan shall be the average of the "Fair Market Value" of the Common Stock for all trading days during the twelve months preceding the date on which the Stock Option is determined. The "Fair Market Value" of a share of Common Stock with respect to any day shall be (i) the closing sales price of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading; or (ii) if not so reported, the last sale price as reported by the Nasdaq Stock Market; or (iii) if not so reported, the average of the closing bid and ask prices as reported on the Nasdaq Stock Market; or (iv) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Committee. Each Stock Option shall be exercisable for a five year period commencing on the date of grant and shall expire five years after the date of grant. Certificates evidencing the Stock Options shall be registered in the respective names of the Participants and shall be issued to each Participant as soon as practicable following the date of grant.

         (c)  Term and Exercise of Option

              (1) Each Option shall be exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined in accordance with the Plan on the date on which such Option is granted and shall be set forth in the Option agreement with respect to such option; provided, however, that no Option shall be exercisable after the expiration of five years after the date such Option was granted; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

              (2) Each Option shall be exercisable as set forth in the Option Agreement; provided, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an option, the agreement evidencing such option shall be returned to the Participant exercising such option with appropriate notation of the partial exercise.

              (3) An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than three business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the agreement evidencing the option, shall specify the number of shares of Common Stock with respect to which the option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreement shall be returned to him. Payment for shares of Common Stock purchased upon the exercise of an option shall be made on the effective date of such exercise either (i) in cash, by certified check, bank cashier's check or wire transfer or (ii) subject to the approval of the Committee, in shares of Common Stock owned by the Participant and valued at their Fair Market Value on the effective date of such exercise, or partly in shares of Common Stock with the balance in cash, by certified check, bank cashier's check or wire transfer. Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require from time to time.

              (4) Provided that the shares of Common Stock to be purchased upon exercise of the option may be sold in compliance with applicable securities laws, any Option granted under the Plan may be exercised by a broker-dealer acting on behalf of a Participant if
                   (i) the broker-dealer has received from the Participant or the Company a fully-and-duly-endorsed agreement evidencing such option and instructions signed by the Participant requesting that the Company deliver the shares of Common Stock subject to such option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited,
                   (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise and (iii) the broker-dealer and the Participant have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220.

              (5) Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of the Participant and delivered to the Participant as soon as practicable following the effective date on which the option is exercised.

              (6) During the lifetime of a Participant, each Option granted to him shall be exercisable only by him. An Option shall not be transferred, assigned, pledged, hypothecated or disposed of in any manner otherwise than by will, the laws of descent and distribution, or pursuant to a qualified domestic relations order.

(d)      Effect of Termination as Director

              (1) In the event that a Participant's term as a Director of the Company shall terminate for any reason other than by a vote of the Stockholders of the Company to remove such Participant, or the Participant's retirement at or after age 65, or the Participant's disability or death (i) options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of three months after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no option shall be exercisable after the expiration of its term.

              (2) In the event that a Participant's term as a Director of the Company shall terminate on account of the Participant's retirement at or after age 65, or the disability or death of the Participant (i) options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination, on which date they shall expire, and (ii) options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no option shall be exercisable after the expiration of its term.

              (3) In the event of the termination of a Participant's term as a Director by vote of the stockholders of the Company to remove such Participant, all outstanding options granted to such Participant shall expire at the commencement of business on the date of such termination, unless such termination is due to a change in control.


(e)      Acceleration of Exercise Date Upon Change in Control

         Upon the occurrence of a change in Control, each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

7.       Stockholder Rights

         (a) Nonemployee Directors shall not be deemed for any purpose to be or have rights as stockholders of the Company with respect to any shares of Common Stock issuable upon exercise of a Stock Option except as and when such shares are issued and then only from the date of the certificate therefor. No adjustment shall be made for dividends or distributions or other rights for which the record date precedes the date of such stock certificate.

         (b) Subject to the provisions of section 7(a) above, a Participant will have all rights of a stockholder with respect to Common Stock issued to the Participant, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

8.       Adjustment for Changes in capitalization

         If the outstanding shares of Common Stock of the Company are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the property of the company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, combination of shares,, rights offering, distribution of assets or other distribution with respect to such shares of Common Stock or other securities or other change in the corporate structure or shares of Common Stock, the maximum number of shares and/or the kind of shares that may be issued under the Plan and outstanding Option Agreements, and the exercise price of such options, shall be appropriately adjusted by the Committee. Any determination by the Committee as to any such adjustment will be final, binding, and conclusive. The number of shares issuable under the Plan and any outstanding option Agreements as a result of any such adjustment shall be rounded up to the nearest whole share.

9.  Continuation of Director or Other Status

         Nothing in the Plan or in any instrument executed pursuant to the Plan or any action taken pursuant to the Plan shall be construed as creating or constituting evidence of any agreement or understanding, express or implied, that the Company or any other Participating Company, as the case may be, will retain a Nonemployee director as a director or in any other capacity for any period of time or at a particular retainer or other rate of compensation, as conferring upon any Participant any legal or other right to continue as a director or in any other capacity, or as limiting, interfering with or otherwise affecting the right of a Participating Company to terminate a Participant in his or her capacity as a director or otherwise at any time for any reason, with or without cause, and without regard to the effect that such termination might have upon him or her as a Participant under the Plan.

10.      Compliance with Government Regulations

         Neither the Plan nor the Company shall be obligated to issue any shares of Common Stock pursuant to the Plan at any time unless and until all applicable requirements imposed by any federal and state securities and other laws, rules, and regulations, by any regulatory agencies, or by any stock exchanges upon which the Common Stock may be listed, have been fully met. As a condition precedent to any issuance of shares of Common Stock and delivery of certificates evidencing such shares pursuant to the Plan, the Committee may require a Participant to take any such action and to make any such covenants, agreements and representations as the committee in its discretion deems necessary or advisable to ensure compliance with such requirements. The Company shall in no event be obligated to register the shares of Common Stock issued or issuable under the Plan pursuant to the Securities Act of 1933, as now or hereafter amended, or to qualify or register such shares under any securities laws of any state upon their issuance under the Plan or at any time thereafter, or to take any other action in order to cause the issuance and delivery of such shares under the Plan or any subsequent offer, sale or other transfer of such shares to comply with any such law, regulation or requirement.
Participants are responsible for complying with all applicable federal and state securities and other laws, rules and regulations in connection with any offer, sale or other transfer of the shares of Common Stock issued under the Plan or any interest therein including, without limitation, compliance with the registration requirements of the Securities Act of 1933, as amended (unless an exemption therefrom is available), or with the provisions of Rule
144 promulgated thereunder, if available, or any other applicable provisions.

              With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act, as such Rule currently exists or may be amended in the future. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

11.      Nontransferability of Rights

              No Participant shall have the right to assign the right to receive any Stock Option or any other right or interest under the Plan, contingent or otherwise, or to cause or permit any encumbrance, pledge or charge of any nature to be imposed on any such Stock Option (prior to the issuance of stock certificates upon exercise of such Stock option) or any such right or interest.

12.      Amendment and Termination of Plan

        (a) The Board shall have the power, in its discretion, to amend, suspend or terminate the Plan at any time. No such amendment will, without approval of the stockholders of the
Company:

         Change the class of persons eligible to receive Stock Options under the Plan or otherwise modify the requirements as to eligibility for participation in the Plan;

         (ii) Materially increase the benefits accruing to Participants under the Plan; or

         (iii) Increase the number of shares of Common Stock which may be issued under the Plan (except for adjustments as provided in Section 8 hereof).

       (b) No amendment, suspension or termination of the Plan will, without the consent of the Participant, alter, terminate,, impair, or adversely affect any right or obligation under any Stock Option previously granted under the Plan to such Participant, unless such amendment, suspension or termination is required by applicable law.

       (c) Notwithstanding the foregoing, the Board may, without further action by the stockholders of the Company, (i) amend the Plan not more than once every six months (A) to comply with changes in securities or other laws, or rules, regulations or regulatory interpretations thereof, applicable to the Plan, or (B) to comply with stock exchange rules or requirements; or (ii) amend the Plan at any time to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

13.      Governing Law

         The laws of the State of Colorado shall govern and control the interpretation and application of the terms of the Plan.

14. Effective Date and Duration of the Plan The Plan shall be effective as Of December 6, 1995, subject to approval by the Company's Stockholders at their next Annual or Special Meeting. The Plan shall terminate on December 6, 2005, unless earlier terminated pursuant to Section 12. No Option shall be granted pursuant to the Plan-after December 6, 2005.